                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: September 8, 1998
                    Capita Equipment Receivables Trust 1997-1

A New York                     Commission File               I.R.S. Employer
Corporation                     NO. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

ITEM 5.  OTHER EVENTS

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                             SEPTEMBER 8, 1998   PAYMENT DATE:     SEPTEMBER 15, 1998
COLLECTION PERIOD:                                AUGUST 31, 1998


I. INFORMATION REGARDING THE CONTRACTS

      1. CONTRACT POOL PRINCIPAL BALANCE
         a.  Beginning of Collection Period                             $   860,145,827.36
         b.  End of Collection Period                                   $   831,276,843.39
         c.  Reduction for Collection Period                            $    28,868,983.97
      2. DELINQUENT SCHEDULED PAYMENTS
         a.  Beginning of Collection Period                             $     9,772,434.71
         b.  End of Collection Period                                   $     9,951,376.49
      3. LIQUIDATED CONTRACTS
         a.  Number of Liquidated Contracts
             with respect to Collection Period                                         237
                                                                        ------------------
         b.  Required Payoff Amounts of Liquidated Contracts            $     2,871,543.49
         c.  Total Reserve for Liquidation Expenses                     $          --
         d.  Total Liquidation Proceeds Received                        $       459,604.19
         e.  Liquidation Proceeds Allocated to Owner Trust              $       444,726.24
         f.  Liquidation Proceeds Allocated to Depositor                $        14,877.95
         g.  Current Realized Losses                                    $     2,426,817.25
      4. PREPAID CONTRACTS
         a.  Number of Prepaid Contracts with respect
             to Collection Period                                                      337
                                                                        ------------------
         b.  Required Payoff Amounts of Prepaid Contracts               $     2,861,732.62
      5. PURCHASED CONTRACTS (BY TCC)
         a.  Number of Contracts Purchased by TCC with
             respect to Collection Period                                                0
                                                                        ------------------
         b.  Required Payoff Amounts of Purchased Contracts             $          --



      6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                           -------------------------------------------------------------------------------------
                                                                                             % OF AGGREGATE
                             NUMBER OF              % OF             AGGREGATE REQUIRED      REQUIRED PAYOFF
                             CONTRACTS           CONTRACTS             PAYOFF AMOUNTS           AMOUNTS
                           -------------------------------------------------------------------------------------

a.  Current                   64,290.00             93.83%            793,252,334.50             94.30%
b.  31-60 days                 2,273.00              3.32%             28,069,551.74              3.34%
c.  61-90 days                   937.00              1.37%             10,355,182.52              1.23%
d.  91-120 days                  511.00              0.75%              4,487,485.35              0.53%
e.  120+ days                    507.00              0.74%              5,063,665.77              0.60%
f.  Total                     68,518.00            100.00%            841,228,219.88            100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------
                        % OF                  % OF                  % OF                      % OF
                     AGGREGATE             AGGREGATE              AGGREGATE                 AGGREGATE
                  REQUIRED PAYOFF       REQUIRED PAYOFF        REQUIRED PAYOFF           REQUIRED PAYOFF
                      AMOUNTS               AMOUNTS                AMOUNTS                   AMOUNTS
 COLLECTION
   PERIODS     31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE       120+ DAYS PAST DUE
--------------------------------------------------------------------------------------------------------------
08/31/98                3.34%                  1.23%                  0.53%                  0.60%
07/31/98                3.28%                  1.12%                  0.52%                  0.85%
06/30/98                2.76%                  1.14%                  0.58%                  0.81%
05/31/98                3.63%                  1.12%                  0.61%                  0.75%
04/30/98                3.46%                  1.03%                  0.63%                  0.69%
03/31/98                3.30%                  1.26%                  0.51%                  0.63%
02/28/98                6.09%                  1.42%                  0.59%                  0.52%
01/31/98                3.34%                  0.96%                  0.41%                  0.26%
12/31//97               3.17%                  0.86%                  0.36%                  0.01%
11/30/97                2.89%                  0.49%                  0.00%                  0.00%




8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                          -----------------------------------------------------------------------------------------
                                          COLLECTION          3 COLLECTION            6 COLLECTION PERIODS         CUMULATIVE SINCE
                                           PERIOD            PERIODS ENDING                  ENDING                  CUT-OFF DATE
                                          AUGUST-98             AUGUST-98                  AUGUST-98
                                          -----------------------------------------------------------------------------------------
a.  Number of Liquidated Contracts              237                       768                      1,460                      1,738
b.  Number of Liquidated
    Contracts as a Percentage
    of Initial Contracts                      0.313%                    1.015%                     1.930%                     2.297%

c.  Required Payoff Amounts of
    Liquidated Contracts               2,871,543.49              7,898,194.11              15,478,655.98              17,885,252.60
d.  Liquidation Proceeds Allocated
    to Owner Trust                       444,726.24              1,107,668.48               1,774,121.59               1,901,136.98
e.  Aggregate Current Realized
    Losses                             2,426,817.25              6,790,525.63              13,704,534.39              15,984,115.62
f.  Aggregate Current Realized
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance                         0.212%                    0.592%                     1.195%                     1.394%

   II.  INFORMATION REGARDING THE SECURITIES

      1. SUMMARY OF BALANCE INFORMATION

    --------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
    CLASS                   COUPON        SEPTEMBER 15, 1998      SEPTEMBER 15, 1998     AUGUST 17, 1998        AUGUST 17, 1998
                             RATE           PAYMENT DATE            PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
    --------------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes        5.790000%                 ($0.00)         0.00000            $  23,347,385.17              0.08568
b.  Class A-2 Notes        6.030000%     $   249,543,637.48          0.99025            $ 252,000,000.00              1.00000
c.  Class A-3 Notes        6.120000%     $   153,000,000.00          1.00000            $ 153,000,000.00              1.00000
d.  Class A-4 Notes        6.190000%     $   261,210,000.00          1.00000            $ 261,210,000.00              1.00000
e.  Class A-5 Notes        5.765630%     $    74,244,582.41          0.70709            $  77,130,876.90              0.73458
f.  Class B Notes          6.450000%     $    68,820,000.00          1.00000            $  68,820,000.00              1.00000
g.  Class C Notes
    (Quarterly Paying)     6.480000%     $    34,410,000.00          1.00000            $  34,410,000.00              1.00000
h.  Total                     N.A.       $   841,228,219.89          0.73345            $ 869,918,262.07              0.75847

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $841,228,219.88 and the CCA Balance is $78,149,609.75.



2. MONTHLY PRINCIPAL AMOUNT
   a.  Principal Balance of Notes (End of Prior Collection Period)                                  $    869,918,262.07
   b.  Contract Pool Principal Balance (End of Collection Period)                                   $    831,276,843.39
   c.  Monthly Principal Amount                                                                     $     38,641,418.68
3. GROSS COLLECTIONS

   a.  Scheduled Payments Received                                                                  $     28,787,942.36
   b.  Liquidation Proceeds Allocated to Owner Trust                                                $        444,726.24
   c.  Required Payoff Amounts of Prepaid Contracts                                                 $      2,861,732.62
   d.  Required Payoff Amounts of Purchased Contracts                                               $             --
   e.  Proceeds of Clean-up Call                                                                    $             --
   f.  Investment Earnings on Collection, Note Distribution and Class C Funding Accounts            $        119,381.48
   g.  Extension Fees Allocated to Owner Trust                                                      $          6,598.53
   h.  Total Gross Collections (sum of (a) through (g))                                             $     32,220,381.23
4. DETERMINATION OF AVAILABLE FUNDS
   a.  Total Gross Collections                                                                      $     32,220,381.23
   b.  Withdrawal from Cash Collateral Account                                                      $      1,825,995.35
   c.  Total Available Funds                                                                        $     34,046,376.58
5. CLASS A-5 SWAP
   a.  Payment Details
       1- Class A-5 Assumed Fixed Rate                                                                         6.250000%
       2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                      0.0833333
       3- Class A-5 Interest Rate (Libor + .125%)                                                              5.765630%
       4- Class A-5 Interest Rate Day Count(Actual/360)                                                       0.0805556
       5- Class A-5 Principal Amount                                                                $     77,130,876.90
   b.  Net Payment Calculation
       1- Class A-5 Assumed Fixed Payment                                                           $        401,723.32
       2- Class A-5  Interest Payment                                                               $        358,237.08
       3- Net Class A-5 Swap Payment From/(To) the Trust                                            $         43,486.24

6. APPLICATION OF AVAILABLE FUNDS

-------------------------------------------------------------------------------------------------------
                             ITEM                           AMOUNT            REMAINING AVAILABLE FUNDS
-------------------------------------------------------------------------------------------------------
a.  Total Available Funds                                                              34,046,376.58
b.  Servicing Fee                                          895,985.23                  33,150,391.35
c.  Interest on Notes:
    i)        Class A-1 Notes                              108,896.10                  33,041,495.25
    ii)       Class A-2 Notes                            1,266,300.00                  31,775,195.25
    iii)      Class A-3 Notes                              780,300.00                  30,994,895.25
    iv)       Class A-4 Notes                            1,347,408.25                  29,647,487.00
    v)        Class A-5 Swap Net Settlement                 43,486.24                  29,604,000.76
    vi)       Class A-5 Notes                              358,237.08                  29,245,763.68
    vii)      Class B Notes                                369,907.50                  28,875,856.18
    vii)      Class C Funding Account                      185,814.00                  28,690,042.18
d.  Principal on Notes:

    i)        Class A-1 Notes                           23,347,385.17                   5,342,657.01
    ii)       Class A-2 Notes                            2,456,362.52                   2,886,294.49
    iii)      Class A-3 Notes                                    0.00                   2,886,294.49
    iv)       Class A-4 Notes                                    0.00                   2,886,294.49
    v)        Class A-5 Notes                            2,886,294.49                           0.00
    vi)       Class B Notes                                      0.00                           0.00
    vii)      Class C Funding Account                            0.00                           0.00
e.  Deposit to Cash
    Collateral Account                                           0.00                           0.00
f.  Amount to be applied in
    accordance with CCA
    Loan Agreement                                               0.00                           0.00
g.  Balance, if any, to Equity Certificates                      0.00                           0.00


7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

             Collection Period                            August-98
             Beginning Balance                               0.00
             Principal Deposited                             0.00
             Interest Deposited                          185,814.00
                                                         ----------
             Total Amount Available for Distribution     185,814.00
             Amount Distributed                             0.00
                                                         ----------
             Ending Balance                              185,814.00

8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

--------------------------------------------------------------------------------------------------
    Item                                           Amount            Remaining Available Funds
--------------------------------------------------------------------------------------------------
a.  Total Available Funds                                                    185,814.00
b.  Interest to Class C Note Holders                 0                       185,814.00
c.  Principal to Class C Note Holders                0                       185,814.00

III.INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1. BALANCE RECONCILIATION

--------------------------------------------------------------------------------------------------
                                                                        SEPTEMBER 15, 1998
                    ITEM                                                    PAYMENT DATE
--------------------------------------------------------------------------------------------------
   a.  Available Cash Collateral Amount (Beginning)                         79,975,605.10
   b.  Deposits to Cash Collateral Account (II.5(f))                                 0.00
   c.  Withdrawals from Cash Collateral Account                              1,825,995.35
   d.  Releases of Cash Collateral Account Surplus
       (Excess, if any of (a) plus (b) minus (c) over (f))                           0.00

   e.  Available Cash Collateral Amount (End)
       (Sum of (a) plus (b) minus (c) minus (d))                            78,149,609.75

   f.  Requisite Cash Collateral Amount                                     83,153,171.00
   g.  Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))   5,003,561.25

2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
   a.  For Payment Dates from, and including, the
       December  1997 Payment Date  to,
       and including, the December 1998 Payment Date
       1) Initial Cash Collateral Amount                                    83,153,171.00
   b.  For Payment Dates from, and including, the
       November 1998 Payment Date until
        the Final Payment Date, the sum of
       1) 8.5% of the Contract Pool Principal Balance                                0.00
       2) The Aggregate Principal Balance of the Notes
        and the Equity Certificate Balance less the
        Contract Pool Principal Balance                                              0.00

       3) Total ((1) plus (2))                                                       0.00
   c.  Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal
       Balance ($22,938,806); and                                           22,938,806.00
       2) the Aggregate Principal Balance of the Notes                     841,228,219.89
   d.  Requisite Cash Collateral Amount                                     83,153,171.00

3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
   a.  Interest Shortfalls                                                           0.00
   b.  Principal Deficiency Amount                                           1,825,995.35
   c.  Principal Payable at Stated Maturity Date of
       Class of Notes or Equity Certificates                                         0.00
   d.  Total Cash Collateral Account Withdrawals                             1,825,995.35

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------
            DISTRIBUTION                     CLASS A-1                CLASS A-2             CLASS A-3                 CLASS A-4
               AMOUNTS                         NOTES                    NOTES                 NOTES                     NOTES
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $      108,896.10         $   1,266,300.00         $   780,300.00         $   1,347,408.25
2. Interest Paid                        $      108,896.10         $   1,266,300.00         $   780,300.00         $   1,347,408.25
3. Interest Shortfall
((1) minus (2))                         $         --              $        --              $      --              $        --

4. Principal Due                        $   23,347,385.17         $   2,456,362.52         $      --              $        --
5. Principal Paid                       $   23,347,385.17         $   2,456,362.52         $      --              $        --
6. Total Distribution Amount
((2) plus (4))                          $   23,456,281.27         $   3,722,662.52         $   780,300.00         $   1,347,408.25

-------------------------------------------------------------------------------------------------------------------------
            DISTRIBUTION                     CLASS A-5              CLASS B           CLASS C
               AMOUNTS                         NOTES                 NOTES              NOTES                  TOTALS
-------------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $     358,237.08         $   369,907.50         $--            $    4,231,048.92
2. Interest Paid                        $     358,237.08         $   369,907.50         $--            $    4,231,048.92
3. Interest Shortfall
((1) minus (2))                         $        --              $      --              $--            $         --

4. Principal Due                        $   2,886,294.49         $      --              $--            $   28,690,042.18
5. Principal Paid                       $   2,886,294.49         $      --              $--            $   28,690,042.18
6. Total Distribution Amount            $   3,244,531.58         $   369,907.50         $--            $   32,921,091.11
((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

   --------------------------------------------------------------------------------------------------
                                                   AS OF END OF                AS OF END OF
                       ITEM                         AUGUST-98                    JULY-98
                                                COLLECTION PERIOD           COLLECTION PERIOD
   --------------------------------------------------------------------------------------------------
1. ORIGINAL CONTRACT CHARACTERISTICS
   a.  Original Number of Contracts                          75,651               N.A.
   b.  Cut-Off Date Contract Pool
       Principal Balance                             $1,146,940,285               N.A.
   c.  Original Weighted Average
       Remaining Term (in months)                              46.6               N.A.
   d.  Weighted Average Original Term
             (in months)                                       53.7               N.A.
2. CURRENT CONTRACT CHARACTERISTICS
   a.  Number of Contracts                                   68,518             69,388
   b.  Average Contract Principal Balance            $       12,132            $12,396
   c.  Weighted Average Remaining Term                         38.9               39.7

VI.CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

-------------------------------------------------------------------
                                                SINCE ISSUE
  PERIOD                                            CPR
-------------------------------------------------------------------
  0              December-97                      -0.436%
  1              January-98                        5.709%
  2              February-98                       6.693%
  3               March-98                         6.904%
  4               April-98                         7.280%
  5                May-98                          7.462%
  6                June-98                         6.903%
  7                July-98                         7.298%
  8               August-98                        7.115%
  9             September-98                       7.118%


VII.PURCHASED, LIQUIDATED AND PAID CONTRACTS

         A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
  Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                               September 15, 1998

  This Certificate shall; constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Glenn A. Votek
                                 --------------
                                 Glenn A Votek

                                 Executive Vice President and Treasurer